YCG ENHANCED FUND a series of the YCG Funds

Summary Prospectus March 30, 2020	Ticker Symbol: YCGEX

Before you invest, you may want to review the YCG Enhanced Fund’s (the "Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.ycgfunds.com/literature. You can also get this information at no cost by sending an e-mail request to info@ycgfunds.com, or by writing to YCG Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 855-444-YCGF (9243). The Fund’s statutory Prospectus and Statement of Additional Information dated March 30, 2020, are incorporated into and made part of this Summary Prospectus by reference.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.ycgfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-444-YCGF (855-444-9243) or by sending an e-mail request to info@ycgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-444-YCGF (855-444-9243) or send an e-mail request to info@ycgfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

INVESTMENT OBJECTIVE
The Fund seeks to maximize long-term capital appreciation consistent with reasonable investment risk.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fees (You will be subject to a 2.00% redemption fee if you redeem your shares 30 calendar days or less after you purchase them.)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.20%
Less: Fee Waiver (1)	(0.01)%
Total Annual Fund Operating Expenses After Waiver(2)	1.19%

(1)
In the interest of limiting expenses of the Fund, YCG, LLC (“YCG” or the “Adviser”) has entered into a contractual expense limitation agreement with YCG Funds (the “Trust”). Pursuant to the expense limitation agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.19% at least through April 1, 2021. The Adviser is entitled to the recoupment of fees waived by the Adviser to the Fund subject to the limitations that (1) the recoupment is made only for fees waived not more than three years prior to the date of the recoupment, and (2) the recoupment may not be made if it would cause the Fund’s annual expense limitation to be exceeded. The recoupment amount may not include any additional charges or fees, such as interest accruable on the recoupment account. The expense limitation agreement may be terminated by the Trust’s Board of Trustees (the “Board”) upon 60 days’ written notice or by the Adviser with the consent of the Board.

(2)	Total Annual Fund Operating Expenses After Waiver have been restated to reflect the current expense limitation agreement.
Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$121	$380	$659	$1,454
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.81% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return (i.e., the long-term annualized return that the Adviser believes a given security can achieve when purchased at the current market price).  The Adviser believes the key is to invest in businesses that can compound capital at high rates of return for long periods of time. Businesses with this capability are extremely rare because competition and innovation drive down real pricing to the cost of capital, leaving little excess returns for investors. Therefore, the Adviser pays particular attention to identifying businesses with enduring pricing power, which the Adviser views as the single most important characteristic on which to focus.

The Adviser utilizes a proprietary framework to identify these rare businesses, which tend to possess the following characteristics:

Global Champions

•	Deeply entrenched in the economic system

•	Globally-networked brand or service

•	Geographically-diverse revenue streams

•	High market share
Enduring Pricing Power

•	Ability to charge a large premium for products or services that are virtually identical to those of their competitors and maintain or grow that premium for decades while maintaining volume growth

•	Capability to overcome deflationary pricing that comes as a result of competition and innovation

•	Prefer global network economics where the value scales exponentially as the network grows

•	More immune to disruption due to slow changing industry and/or difficult to replicate competitive advantages
Long-Term Volume Growth Opportunities

•	Long runway of reinvestment at high rates of return

•	Benefits from the growth in the global middle and upper classes

•	Benefits from urbanization

•	Pricing power combined with volume growth means they will be indexed to GDP growth or better
Ownership-Minded Management Team

•	High family, founder, or other insider ownership

•	History of treating minority owners fairly

•	History of wise capital allocation decisions

•	Proven track record of ignoring short-term Wall Street pressures

•	Focus on aligning employee incentives with owners (principal-agent problem)
Conservatively Capitalized

•	Can survive or even thrive in a deep recession

•	Possess financial flexibility to fend off new and existing competitors

•	Prefer businesses with high returns on tangible assets (thus not requiring leverage)

The Adviser then strives to construct a portfolio of these sustainably high returning businesses that the Adviser believes is both attractively priced and diversified across multiple dimensions including macroeconomic sensitivity, product category, and geography. The Adviser hopes to benefit from the superior economics of these businesses for many years to come.

Portfolio Construction

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive.  At times, depending on market and other conditions, and in the sole discretion of the Adviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between 15-50 securities, not including options.

The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Adviser seeks to enhance the Fund's returns primarily through the sale of cash secured puts and covered calls. Thus, the Fund may write options on a portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. While the Adviser seeks to augment returns primarily through the sale of puts and covered calls, this “option enhancement” component may involve additional options strategies.

The Fund may invest up to 50% of its assets in foreign equity securities, including securities of companies located in emerging markets. The Adviser defines foreign equity securities as equity securities of issuers listed on non-US exchanges. This 50% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”) or any security of a foreign company that is listed and trades on a U.S. exchange.

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, debt securities below investment grade (high yield or junk bonds), and foreign debt securities. The Fund may invest up to 20% of its assets in such debt securities, all of which may be in “junk” bonds, i.e., debt securities that are not investment grade securities.  These types of bonds carry greater risk.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write call options on specific stocks to exit a position or decrease its size. The Adviser will only write call options if it is willing to sell the stock at the exercise price.

PRINCIPAL RISKS
There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The principal risks of investing in the Fund are listed below and could adversely affect the net asset value (the “NAV”), total return and value of the Fund and your investment.
Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of your investment. Your investment at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.
Equity Risk: The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.
Stock Selection Risks: The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.
Non-Diversification Risk: The Fund is non-diversified. As such, it will likely invest a greater percentage of its assets in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

Sector Emphasis Risk:  The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.
Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.
ADRs Risk: ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise and vice-versa. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels.
Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
Junk Bond Risk: Junk bonds are debt securities that have credit ratings below investment grade. Almost all debt securities have interest rate and credit risk. Junk bonds generally carry a higher level of both interest rate and credit risk than debt securities that are investment grade.
Management Risk: The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Derivatives Risk: The Fund may invest in derivatives, such as option contracts, as a principal investment strategy. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices or interest rates;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•
the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•
the risk that the financial intermediary “manufacturing” the over the counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•
the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Adviser to predict correctly the direction of interest rates, securities prices, and other factors.
Risks from Writing Call Options: When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.
Risks from Writing Put Options: If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value.
Risks of Investment in Small-Cap Companies: The Fund may invest in smaller capitalization companies. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with small and micro capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established.
The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity. If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.
Risks of Investment in Medium-Cap Companies: The Fund may invest in medium capitalization companies. Securities of medium capitalization companies tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.
Liquidity Risk: Liquidity risk is the risk that, due to certain investments trading in lower volumes or to market and economic conditions, the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the Adviser believes are their full value.
You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.
Who should buy this Fund
The Fund is most appropriate for long-term investors who understand the risks of investing and are seeking long-term capital appreciation, and who are willing to accept short term volatility and risk.
PAST PERFORMANCE
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years and since the Fund’s inception compare with those of broad measures of market performance. Following the bar chart is the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. It may perform better or worse in the future. Updated performance information is available on the Fund’s website at http://www.ycgfunds.com or by calling 855-444-YCGF (9243).

Annual Total Returns as of December 31

Best Quarter		Worst Quarter
Q1 2019	17.61%	Q4 2018	-10.57%

Average Annual Total Returns for the periods ended December 31, 2019
	One Year	Five Years	Since Inception (12/28/2012)
YCG Enhanced Fund (YCGEX)
Return Before Taxes	41.20%	13.03%	14.54%
Return After Taxes on Distributions	41.01%	12.31%	13.76%
Return After Taxes on Distributions and Sale of Fund Shares	24.52%	10.24%	11.70%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	14.99%
S&P Global BMI Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	26.76%	8.87%	10.37%
(1) The S&P Global BMI Total Return Index is listed to show how the Fund's performance compares with the returns of an index of funds with similar investment objectives.
After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT
Investment Adviser
YCG, LLC is the Fund’s investment adviser.
Portfolio Manager
Mr. Brian Yacktman, Chief Investment Officer and Portfolio Manager, and Mr. Elliott Savage, Portfolio Manager, have served as the Fund’s portfolio managers since its inception.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares of the Fund either through certain brokerage firms, financial institutions, and other industry professionals (collectively, “Service Organizations”) or directly from the Fund by the means described below. The minimum initial investment in shares of the Fund is $2,500. Additional investments must be in amounts of $100 or more. The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $100 or more. The Fund also offers an Automatic Investment Plan (“AIP”). The minimum investment for an AIP is $500. Additional investments must be in amounts of $100 or more.
For important information about the purchase and sale of Fund shares, please turn to “How You Can Buy and Sell Shares” on page 13 of this Prospectus.
TAX INFORMATION
The Fund’s distributions generally will be taxable to you, and they may be taxed as ordinary income or capital gains, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.